MIDAS FUNDS

                               DECEMBER 31, 2001

                                 ANNUAL REPORT




                                   MIDAS FUND
                     --------------------------------------
                          MIDAS SPECIAL EQUITIES FUND
                     --------------------------------------
                                DOLLAR RESERVES




                                      MIDAS
                                      FUNDS
                            DISCOVERING OPPORTUNITIES

         --------------------------------------------------------------
                                    CONTENTS
         --------------------------------------------------------------


             Letter to Our Shareholders                            1

         ...............................................................

             PORTFOLIO COMMENTS
             Midas Fund                                            2
             Midas Special Equities Fund                           3
             Dollar Reserves                                       4

         ...............................................................

             Report of Independent Public Accountant               5

         ...............................................................

             SCHEDULE OF INVESTMENTS
             Midas Fund                                            6
             Midas Special Equities Fund                           7
             Dollar Reserves                                       8

         ...............................................................

             Consolidated Financial Statements                     9
             Notes to Financial Statements                        12
             Financial Highlights                                 15
             New Account Application                              19
             Additional Information                INSIDE BACK COVER


         --------------------------------------------------------------



  ----------------------------------------------------------------------------
    FUND                INVESTMENT OBJECTIVE
  ----------------------------------------------------------------------------

    MIDAS FUND          SEEKS PRIMARILY CAPITAL APPRECIATION AND PROTECTION
                        AGAINST INFLATION AND SECONDARILY CURRENT INCOME.

  ----------------------------------------------------------------------------

    MIDAS SPECIAL       INVESTS AGGRESSIVELY FOR MAXIMUM CAPITAL
    EQUITIES FUND       APPRECIATION.

  ----------------------------------------------------------------------------

    DOLLAR              A HIGH QUALITY MONEY MARKET FUND INVESTING IN U.S.
    RESERVES            GOVERNMENT SECURITIES. FREE, UNLIMITED CHECK WRITING
                        WITH ONLY A $250 MINIMUM PER CHECK.

  ----------------------------------------------------------------------------

                              TO OUR SHAREHOLDERS

          In submitting this Annual Report, we first want to express our deepest sympathy for the families and friends of those who lost their lives in the murderous attacks of September 11, 2001. We hope and pray that those responsible are brought to justice and every effort is made to bring peace to a troubled world.

          While in many respects 2001 was a challenging year, it is always a pleasure to make our Annual Report for the Midas Funds shareholders; we are also very pleased to welcome shareholders who have joined us since our last Report, either by opening accounts directly or through a brokerage firm. Performance for the 12 months was mixed, with precious metals up and aggressive equity portfolios down, reinforcing our message in prior Reports about the importance of diversifying your portfolio across the Midas Funds Family.

          Importantly, we think there may be reasons to be optimistic in spite of the sharpest market downturn in over twenty years. The Federal Reserve, recognizing the sudden slowdown in economic growth, aggressively cut the Federal Funds rate throughout the year. Stock prices have reacted positively to the rate cuts so far, particularly in the last quarter of 2001, and should continue to do so. Accordingly, we have been focusing our efforts in sectors of the economy that we expect will show market leadership, looking for quality companies with unique combinations of financial, product, and brand strength. More importantly, notwithstanding any changes in the global economy, politics or financial markets, we remain committed to our stock selection process based on fundamental analysis with the objective to invest only in those companies we believe to be best poised to meet the objectives of the Funds over the long term.

          Although anticipating changes in financial markets and stock prices is a difficult process, we think investors can plan for their future needs successfully by following three basic rules. First, commit to an investment program for the long term to reduce emotional vulnerability to what may be short term declines. Second, seek to reduce overall portfolio volatility through diversification. The three Midas Funds - Special Equities Fund for longer term, stock market oriented objectives, money market fund Dollar Reserves for short term needs, and Midas Fund for capital appreciation and a hedge against inflation - can help. Third, invest a set amount of money in a Fund, or several Funds, each month or quarter, with periodic reviews of overall results as part of a long range plan to reach your investment goals.

          As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.


                                        Sincerely,

                                        /s/ Thomas B. Winmill
                                        ---------------------
                                        Thomas B. Winmill
                                        President

                                   MIDAS FUND
                                   COMMENTARY


          It is a pleasure to submit our Annual Report for Midas Fund and to welcome our new shareholders from Midas Investors, which merged in November 2001 with Midas Fund. Midas Fund seeks capital appreciation and protection against inflation by investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources.

          The average price of gold during 2001 was $271 per ounce, down from an average of $279 in 2000 and $278 in 1999. Although lower liquidity in gold bullion markets and gold lease rate volatility occasionally caused bullion prices to spike in 2001 (with $293 per ounce being the high for the year), U.S. dollar strength dampened fabrication demand and increased scrap supply. Yet, the trend has been upward: gold began the year at $273 per ounce, finished 2001 at $277, and currently sells for over $295. Interestingly, Gold Fields Mineral Services forecasts prices in the first half of 2002 to average $282 as a slowdown in fabrication demand is offset by both rising investment demand and declining producer hedging.

          During the year, Midas Fund's strategy remained focused on the largest capitalization mining companies and increased its exposure to gold stocks outside of North America, particularly large Australian gold producers, which offered excellent value and appreciation potential due to the oversold Australian dollar. Having taken advantage of multi-year highs for platinum and record highs for palladium, the Fund reduced its exposure to platinum and palladium producing companies. Likewise, anticipating a slower economy and lower industrial and consumer demand, the Fund also lowered its investments in diamond producers and diversified mining companies with exposure to base metals. The Fund occasionally employed leverage and futures strategies in an effort to enhance returns and to a limited extent invested in securities of selected growth companies and money market securities. Although the Consumer Price Index measure of inflation rose 1.95% in 2001, Midas Fund had a total return gain of 13.10%. In this same period, the S&P 500 Index of stocks lost 11.88%.


                                OUTLOOK POSITIVE

          Many  economists  believe  that  the  deflationary   pressure  of  the
declining global equity markets, the recession, and other economic factors culminated with the September 11 attacks. Moreover, it appears that a powerful, pro-gold, change in the world economies is occurring by virtue of the aggressive cuts in interest rates by the Federal Reserve in 2001. Lower U.S. interest rates may finally decrease the attractiveness of the U.S. dollar and, by stimulating the economy, heighten inflationary expectations. Lower current interest rates make much less profitable forward selling of gold, a hedging technique which puts considerable pressure on current gold prices, and recent news stories confirm that certain major gold producers are curtailing or discontinuing this practice altogether.

          We stated in our prior Reports to shareholders that we expected more merger activity in the fragmented gold sector, particularly among quality companies with growing precious metals assets, and we were not disappointed. A merger among three large producers (Midas Fund owns the shares of all three) presently under consideration would create the world's largest gold mining company by almost any measure. Even certain junior mining companies may become attractive merger candidates, notwithstanding typically weaker financial strength, due to their leverage to the gold price and ability to opportunistically develop attractive mining projects.

          We are increasingly optimistic about the gold sector, as valuation measures rise and more investment flows into the sector for diversification. In one example, Japanese consumers are reported to be buying gold with money withdrawn from banks before April, when the government caps its deposit guarantee. Further, the capitalization of the entire gold mining industry is small by comparison with most other industry categories and the "scarcity factor" could result in substantial valuation increases from here. Should the general stock market decline further, investors may seek the traditional safe haven offered by gold and gold stocks. Indeed, so far this year, the precious metal indexes have already surged and Midas Fund is up by more than 18%. We think Midas Fund is well positioned to take further advantage of these encouraging trends in the gold markets.




--------------------------------------------------------------------------------

                                   MIDAS FUND
                                   COMMENTARY

          It is a pleasure to submit this 2001 Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive investment approach attractive, particularly those joining the Fund from Midas U.S. and Overseas Fund, which merged with Special Equities Fund on November 16, 2001.

                            MARKET REVIEW AND OUTLOOK

          The economy started to weaken in the first quarter of 2001. Household consumption grew at its lowest rate in years, business investment dropped, and unemployment was on the rise. The economy was particularly vulnerable at the time of the September 11 attacks and confidence in the markets plummeted in September, bringing the already slowing economy to a halt. Seeking to turn the tide, the Federal Reserve has reduced its Federal Funds target interest rate by
4.75  percentage  points to end the year at 1.75%,  the  lowest  since the early
1960s.

          Against this economic background, equity markets stumbled and then somewhat recovered, with the Dow Jones Industrial Average, the Standard & Poor's 500 Index and the Nasdaq Composite Index declining 5.44%, 11.88% and 21.05%, respectively. In this difficult market for aggressive equity funds using speculative investment techniques, the Fund had a 2001 total return of negative 27.82%. The Fund's strategy has been to re-allocate its investments into high quality companies with solid financial strength and growth prospects, and employ leverage and futures on a periodic basis.


     Going forward, we now feel that many of the market factors necessary for economic gains are in place. Recent improvements in unemployment claims, factory orders for non-military goods and measures of consumer confidence have signaled a turnaround. If the U.S. economy does recover however, that recovery may be relatively weak. While consumer spending lately shows resiliency as people take advantage of large sales discounts in the stores and 0% financing available on many durable goods, especially automobiles, many corporate balance sheets will lack the strength to increase corporate spending enough to spark the economy. Although the Fed's interest rate cuts may have stopped for now, we believe it will be slow to raise rates at least over the next six months and most likely throughout 2002. After the last recession recovery at the beginning of the 1990s, the Fed waited a year and a half before it started raising rates again.

          As we look to the future, the performance of the U.S. economy will be the most important element for the financial markets. The signs of recovery are still preliminary and the timing uncertain. Although the economy is displaying pockets of strength and weakness, we believe a recovery will occur this year. As the Fund continues to invest aggressively primarily in equity securities, often involving special situations and emerging growth companies, we believe many future investment opportunities for capital appreciation will appear. The Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, give it the advantage of being able to consider participating in an investment in whatever form it may take, to achieve capital appreciation.


--------------------------------------------------------------------------------
                                 TOP 10 STOCKS
                            AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------
     (1)  Philip Morris Companies Inc.
.................................................................................
     (2)  Mills Corp.
.................................................................................
     (3)  Berkshire Hathaway Inc. Class B
.................................................................................
     (4)  Continental Airlines, Inc. Class B
.................................................................................
     (5)  Johnson & Johnson
.................................................................................
     (6)  Marriott International, Inc. Class A
.................................................................................
     (7)  Hilton Hotels Corp.
.................................................................................
     (8)  Fannie Mae
.................................................................................
     (9)  The Procter & Gamble Company
.................................................................................
     (10) The Home Depot, Inc.
.................................................................................


--------------------------------------------------------------------------------

                                DOLLAR RESERVES
                                   COMMENTARY

          We are pleased to submit this Annual Report for the year ending December 31, 2001 and to welcome our new shareholders who have made their investment since our last Report.

          The Fund seeks maximum current income consistent with preservation of capital and maintenance of liquidity. It invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities. The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest, but which are not backed by the full faith and credit of the U.S. Government.

                     INTEREST RATES AND THE ECONOMIC OUTLOOK

          During  2001,  the  Federal  Reserve cut rates 11 times for a total of
4.75 percentage points, leaving the target for the benchmark Federal Funds rate, the interest charged on overnight loans among banks, at 1.75%. This represents the most aggressive easing cycle in the past 15 years and puts short term Treasury rates at their lowest levels since the early 1960s.

          Before the September 11 attacks, most economists were predicting a modest slowdown in what at the time was the longest bull market in history. After September 11, however, the economy weakened dramatically and the Federal Reserve continued to aggressively cut interest rates to bolster an economy that was heading decisively toward a recession.

          The outlook for 2002 comes down to how the economy performs. Recent economic reports including consumer confidence, a slowdown in corporate layoffs, and positive comments by Alan Greenspan, point to a strengthening economy and early signs of a greater recovery. However, even if interest rate cuts have ended, the Federal Reserve may be slow to initiate any rate tightening moves in the near future. The chance of inflation affecting the interest rate markets are remote over at least the next six months and most likely will not pose problems for the economy throughout 2002.

                              SHAREHOLDER SERVICES

          The Fund's all-weather income and safety conscious approach and free check writing make it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply give us a call and we will help you get started.

          If you have any questions or would like further information on the Midas Funds Family, or our Traditional, Roth, or Education IRAs, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and an Investor Service Representative will be very glad to assist you, as always, without obligation on your part.


--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
                            AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------
     (1)  Federal Home Loan Mortgage Corp., 01/05/02
.................................................................................
     (2)  Federal National Mortgage Association, 03/14/02
.................................................................................
     (3)  Federal Home Loan Bank, 01/09/02
.................................................................................
     (4)  Federal Home Loan Bank, 01/04/02
.................................................................................
     (5)  Federal Home Loan Mortgage Corp., 02/19/02
.................................................................................
     (6)  Federal National Mortgage Association, 02/14/02
.................................................................................
     (7)  Federal Home Loan Mortgage Corp., 01/08/02
.................................................................................
     (8)  Federal Home LoanMortgage Corp., 01/24/02
.................................................................................
     (9)  FederalHome Loan Bank, 01/23/02
.................................................................................
     (10) Federal Farm Credit Bank, 02/01/02
.................................................................................




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

          TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

          MIDAS FUND, INC.
          MIDAS SPECIAL EQUITIES FUND, INC.
          DOLLAR RESERVES, INC.


          We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 2001, the related state- ments of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JANUARY 18, 2002


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                MIDAS FUND, INC.

--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

-------------------------------------------------------------------------------------------------------------
      SHARES      COMMON STOCKS (100.00%)                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------
                  PRECIOUS METALS AND RESOURCES (89.55%)

       5,200      Anglo American plc ADR                                                      $       78,858
      21,500      Anglo American Platinum Corporation Limited                                        801,519
     108,000      AngloGold Limited ADR                                                            1,950,480
     450,000      Barrick Gold Corp.                                                               7,177,500
     135,000      Franco-Nevada Mining Corp. Ltd.                                                  1,997,267
     112,500      Freeport-McMoRan Copper &Gold, Inc. Class B*                                     1,506,375
      96,000      Gencor Limited                                                                     386,483
     394,900      Golden Cycle Gold Corp.*                                                         1,892,558
      22,000      Goldcorp. Inc.                                                                     267,740
     225,000      Gold Fields Limited ADR                                                          1,090,125
      90,000      Harmony Gold Mining Company Limited ADR                                            585,900
      54,000      Impala Platinum Holdings Limited ADR                                             2,484,000
      58,500      Lonmin PLC ADR                                                                     833,625
     585,000      Meridian Gold Inc.*                                                              6,043,050
     734,000      Newcrest Mining Limited                                                          1,551,743
      77,000      Newmont Mining Corp.                                                             1,471,470
   1,965,000      Normandy Mining Limited*                                                         1,816,203
     125,000      North American Palladium Ltd.*                                                     733,447
     666,668      Oxus Mining plc*                                                                   100,755
     160,800      Placer Dome Inc.                                                                 1,754,328
      10,000      Rio Tinto plc ADR                                                                  783,000
      87,000      Stillwater Mining Company*                                                       1,609,500
                                                                                              --------------
                                                                                                  36,915,926

                  PRECIOUS METALS AND RESOURCES RELATED (10.45%)
      30,000      DGSECompanies, Inc.                                                                102,000
      10,000      Duke Energy Corp.                                                                  392,600
      10,000      El Paso Corp.                                                                      446,100
      40,000      Tiffany & Co.                                                                    1,258,800
      90,000      USECInc.                                                                           644,400
      35,000      Zale Corp.*                                                                      1,465,800
                                                                                              --------------
                                                                                                   4,309,700
                                                                                              --------------

                               Total Investments (cost: $45,866,547)  (100.00%)               $   41,225,626




--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                        MIDAS SPECIAL EQUITIES FUND, INC.

--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

-------------------------------------------------------------------------------------------------------------
      SHARES      COMMON STOCKS AND WARRANTS (100.00%)                                        MARKET VALUE
-------------------------------------------------------------------------------------------------------------
                  ABRASIVE ASBESTOS & MISCELLANEOUS NONMETALLIC MINERAL PRODUCTS (3.79%)
       8,500      Minnesota Mining & Manufacturing Co.                                        $    1,004,785

                  AIR TRANSPORTATION, SCHEDULED  (4.94%)
      50,000      Continental Airlines, Inc. Class B*                                              1,310,500

                  BEVERAGES (3.49%)
      19,000      PepsiCo, Inc.                                                                      925,110

                  ELECTRONIC &OTHER ELECTRICAL EQUIPMENT (3.47%)
      23,000      General Electric Company                                                           921,840

                  FEDERAL & FEDERALLY-SPONSORED CREDIT AGENCIES (3.89%)
      13,000      Fannie Mae                                                                       1,033,500

                  FIRE, MARINE & CASUALTY INSURANCE (13.57%)
      12,000      American International Group, Inc.                                                 952,800
       1,050      Berkshire Hathaway Inc. Class B*                                                 2,651,250
                                                                                              --------------
                                                                                                   3,604,050
                  FOOD & KINDRED PRODUCTS (14.23%)
      82,400      Philip Morris Companies Inc.                                                     3,778,040

                  HOTELS & MOTELS (11.87%)
      62,000      Extended Stay America, Inc.*                                                     1,016,800
      95,000      Hilton Hotels Corp.                                                              1,037,400
      27,000      Marriott International, Inc. Class A                                             1,097,550
                                                                                              --------------
                                                                                                   3,151,750
                  NATIONAL COMMERCIAL BANKS (7.50%)
      20,000      Citigroup Inc.                                                                   1,009,600
      27,000      J.P. Morgan Chase &Co.                                                             981,450
                                                                                              --------------
                                                                                                   1,991,050
                  NEWSPAPERS: PUBLISHING OR PUBLISHING & PRINTING (.68%)
      25,000      The News Corporation Limited Preferred ADSWarrants*                                181,150

                  PHARMACEUTICAL PREPARATIONS (7.90%)
      20,000      Johnson & Johnson                                                                1,182,000
      23,000      Pfizer Inc.                                                                        916,550
                                                                                               --------------
                                                                                                   2,098,550
                  REAL ESTATE INVESTMENT TRUSTS (10.02%)
     100,500      Mills Corp.                                                                      2,661,240

                  RETAIL-LUMBER &OTHER BUILDING MATERIALS DEALERS (3.84%)
      20,000      The Home Depot, Inc.                                                             1,020,200

                  RETAIL-VARIETY STORES (3.68%)
      17,000      Wal-Mart Stores, Inc.                                                              978,350

                  SERVICES-COMPUTER PROGRAMMING, DATE PROCESSING (3.26%)
      27,000      AOLTime Warner Inc.*                                                               866,700

                  SOAP, DETERGENT, CLEANING PREPARATIONS, PERFUMES, COSMETICS (3.87%)
      13,000      The Procter &Gamble Company                                                      1,028,690
                                                                                              --------------
                               Total Investments (cost: $21,602,601) (100.00%)                $   26,555,505
                                                                                              --------------


--------------------------------------------------------------------------------


*INDICATES NON-INCOME PRODUCING SECURITY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              DOLLAR RESERVES, INC.

--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
      PAR VALUE      U.S GOVERNMENT AGENCIES (100.00%)                                           YIELD*               VALUE**
----------------------------------------------------------------------------------------------------------------------------------
$      1,000,000     Federal Agricultural Mortgage Corp., due 1/07/02                            2.30%            $   999,617
         970,000     Federal Agricultural Mortgage Corp., due 1/11/02                            2.27%                969,388
       1,000,000     Federal Agricultural Mortgage Corp., due 2/27/02                            1.88%                997,023
       1,000,000     Federal Farm Credit, due 2/01/02                                            2.10%              1,000,000
       1,250,000     Federal Home Loan Banks, due 1/04/02                                        2.29%              1,249,761
       1,375,000     Federal Home Loan Banks, due 1/09/02                                        2.27%              1,374,306
         730,000     Federal Home Loan Banks, due 1/11/02                                        1.75%                729,645
       1,050,000     Federal Home Loan Banks, due 1/23/02                                        2.02%              1,048,704
       1,000,000     Federal Home Loan Banks, due 2/08/02                                        1.81%                998,087
         680,000     Federal Home Loan Banks, due 3/13/02                                        1.67%                677,760
         610,000     Federal Home Loan Banks, due 3/15/02                                        1.73%                607,860
         800,000     Federal Home Loan Banks, due 3/22/02                                        1.78%                796,830
         615,000     Federal Home Loan Mortgage Corp., due 1/02/02                               1.83%                614,969
       1,100,000     Federal Home Loan Mortgage Corp., due 1/08/02                               1.94%              1,099,585
       1,750,000     Federal Home Loan Mortgage Corp., due 1/15/02                               1.72%              1,748,829
       1,100,000     Federal Home Loan Mortgage Corp., due 1/24/02                               2.10%              1,098,521
         950,000     Federal Home Loan Mortgage Corp., due 1/31/02                               1.79%                948,583
       1,225,000     Federal Home Loan Mortgage Corp., due 2/19/02                               1.74%              1,222,099
         550,000     Federal Home Loan Mortgage Corp., due 3/14/02                               1.71%                548,116
       1,000,000     Federal Home Loan Mortgage Corp., due 3/21/02                               1.72%                996,226
       1,000,000     Federal National Mortgage Assn., due 1/31/02                                1.83%                998,475
       1,000,000     Federal National Mortgage Assn., due 2/07/02                                1.84%                998,109
       1,195,000     Federal National Mortgage Assn., due 2/14/02                                1.94%              1,192,167
       1,000,000     Federal National Mortgage Assn., due 3/07/02                                1.79%                996,768
       1,450,000     Federal National Mortgage Assn., due 3/14/02                                1.70%              1,445,070
         800,000     Federal National Mortgage Assn., due 3/22/02                                3.92%                793,031
                                                                                                                  -----------

                               Total Investments (100.00%)                                                        $26,149,529





             * Represents annualized yield at date of purchase for
               discount securities, or coupon for coupon-bearing securities.
            ** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                       MIDAS
                                                                                      SPECIAL
                                                                MIDAS                 EQUITIES                 DOLLAR
   DECEMBER 31, 2001                                            FUND                    FUND                  RESERVES
----------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments at cost                                       $45,866,547             $21,602,601             $26,149,529
...................................................................................................................................

   Investments at market value                               $41,225,626             $26,555,505             $26,149,529

   Cash                                                               --                   1,944                      --
   Receivables:
     Investment securities sold                                  293,322                      --                      --
     Divideds                                                      7,516                  62,532                      --
     Fund shares sold                                                439                      --                  28,637
     Interest                                                         --                      --                   3,481
   Other assets                                                   23,779                   8,075                  32,359
...................................................................................................................................
     Total assets                                             41,550,682              26,628,056              26,214,006
==================================================================================================================================


   LIABILITIES
   Payables:
     Dividends                                                        --                      --                     262
     Demand notes payable to bank (note 5)                     2,759,550               3,724,735                  14,671
     Fund shares redeemed                                         89,343                   6,463                 176,204
     Variation margin                                                 --                  93,425                      --
   Accrued expenses                                              103,564                  71,305                  31,636
   Accrued management and distribution fees                       40,391                  37,396                      --
...................................................................................................................................
     Total liabilities                                         2,992,848               3,933,324                 222,773
==================================================================================================================================

   NET ASSETS                                                $38,557,834             $22,694,732             $25,991,233
...................................................................................................................................
     Shares outstanding, $0.01 par value                      40,725,151               1,570,586              25,991,233

   NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                     $.95                  $14.45                   $1.00

   At December 31, 2001, net assets consisted of:
     Paid-in capital                                        $251,985,785             $28,749,369             $25,991,233
   Accumulated net realized loss
     on investments                                         (208,787,030)            (11,004,710)                     --

   Net unrealized appreciation (depreciation)
     on investments and futures                               (4,640,921)              4,950,073                      --
...................................................................................................................................

                                                             $38,557,834             $22,694,732             $25,991,233
==================================================================================================================================






--------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                       MIDAS
                                                                                      SPECIAL
                                                                MIDAS                 EQUITIES                 DOLLAR
   YEAR ENDED DECEMBER 31, 2001                                 FUND                    FUND                  RESERVES
----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
   Dividends                                                 $   745,514             $   513,691             $        --
   Foreign taxes withheld                                        (29,773)                     --                      --
   Interest                                                       10,920                  64,613               1,969,349
...................................................................................................................................
     Total investment income                                     726,661                 578,304               1,969,349
===================================================================================================================================

   EXPENSES
   Investment management (note 3)                                350,729                 201,076                 216,005
   Distribution (note 3)                                          87,682                 215,537                 108,003
   Transfer agent                                                191,284                 104,683                 146,570
   Custodian                                                      96,823                  76,143                  75,376
   Professional (note 3)                                          54,443                  53,170                  93,624
   Registration (note 3)                                          43,799                  44,787                  49,070
   Directors                                                      16,124                  13,330                  13,416
   Printing                                                       97,614                  23,650                  21,699
   Other                                                           6,643                   5,081                   5,423
....................................................................................................................................
     Total operating expenses                                    945,141                 737,457                 729,186
       Loan interest and fees (note 5)                            50,405                  84,506                   1,607
       Investment management and distribution
         plan expenses waived (note 3)                                --                      --                (252,061)
       Fee reduction (note 5)                                     (9,192)                 (1,467)                (22,098)
...................................................................................................................................
       Net expenses                                              986,354                 820,496                 456,634
...................................................................................................................................
       Net investment income (loss)                             (259,693)               (242,192)              1,512,715
----------------------------------------------------------------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES
   Net realized gain (loss) from
     security transactions                                    (3,094,149)             (5,135,548)                    566
   Net realized loss from foreign currency
     and futures transactions                                     (2,707)             (1,733,483)                     --
   Unrealized appreciation (depreciation) of
     investments during the period                             7,658,661                (785,582)                     --
....................................................................................................................................
       Net realized and unrealized gain (loss)
         on investments, foreign currencies
         and futures                                           4,561,805              (7,654,613)                    566
===================================================================================================================================
       Net increase (decrease) in net assets
         resulting from operations                            $4,302,112             $(7,896,805)             $1,513,281
===================================================================================================================================




--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              MIDAS FUND             MIDAS SPECIAL EQUITIES FUND            DOLLAR RESERVES
.....................................................................................................................................
  FOR THE YEARS ENDED DECEMBER 31,       2001            2000           2001            2000             2001            2000
------------------------------------------------------------------------------------------------------------------------------------
  OPERATIONS
  Net investment income (loss)       $   (259,693)   $   (973,950)  $   (242,192)   $   (603,979)   $  1,512,715     $  3,363,855
  Net realized loss from foreign
     currency and futures
     transactions                          (2,707)     (8,252,061)    (1,733,483)     (5,060,166)             --               --
  Net realized gain (loss)
     from security
     transactions                      (3,094,149)    (36,190,397)    (5,135,548)      6,056,666             566           13,266
  Unrealized appreciation
     (depreciation) of
     investments, futures
     and foreign currencies
     during the period                  7,658,661      19,721,737       (785,582)     (8,697,055)             --               --
.....................................................................................................................................

  Net increase (decrease)
     in net assets resulting
     from operations                    4,302,112     (25,694,671)    (7,896,805)     (8,304,534)      1,513,281        3,377,121

  DISTRIBUTIONS TO SHAREHOLDERS
  Distributions to shareholders                --              --             --      (1,232,028)     (1,513,281)      (3,377,121)

  CAPITAL SHARE TRANSACTIONS
  Change in net assets resulting from
     capital share transactions (a)      (564,118)    (11,305,834)     1,555,789      (3,056,611)    (32,510,928)      (5,748,227)
.....................................................................................................................................

  Total change in net assets            3,737,994     (37,000,505)    (6,341,016)    (12,593,173)    (32,510,928)      (5,748,227)

     NET ASSETS
     Beginning of year                 34,819,840      71,820,345     29,035,748      41,628,921      58,502,161       64,250,388
.....................................................................................................................................
     End of year                     $ 38,557,834    $ 34,819,840   $ 22,694,732    $ 29,035,748    $ 25,991,233     $ 58,502,161
===================================================================================================================================

  (a)TRANSACTIONS IN CAPITAL SHARES
     WERE AS FOLLOWS:

  VALUE
  Shares sold                        $  3,240,324    $  9,284,311   $    378,912    $    713,555    $ 32,202,882     $ 59,754,472
  Shares issued in reinvestment of
     distributions                             --              --             --       1,134,169       1,461,865        3,351,591
  Shares issued in connection with
     acquisition of Funds (note 6)      3,239,203              --      2,712,113              --              --               --
  Shares redeemed                      (7,043,645)    (20,590,145)    (1,535,236)     (4,904,335)    (66,175,675)     (68,854,290)
.....................................................................................................................................

         Net increase (decrease)        $(564,118)   $(11,305,834)    $1,555,789     $(3,056,611)   $(32,510,928)     $(5,748,227)


  NUMBER
  Shares sold                           3,625,340       9,152,895         26,514          29,716      32,202,882       59,754,472
  Shares issued in reinvestment of
     distributions                             --              --             --          59,100       1,461,865        3,351,591
     Shares issued in connection with
     acquisition of Funds (note 6)      3,676,735              --        193,226              --              --               --
     Shares redeemed                   (7,936,515)    (20,789,618)       (99,634)       (205,446)    (66,175,675)     (68,854,290)
.....................................................................................................................................

         Net increase (decrease)         (634,440)    (11,636,723)       120,106       (116,630)     (32,510,928)      (5,748,227)

====================================================================================================================================

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      |
    1 |        The Midas Funds are all Maryland  corporations  registered  under
      | the Investment Company Act of 1940, as amended, as open-end management | investment companies. Midas Fund, Inc.'s investment objectives are | primarily capital appreciation and protection against inflation and, | secondarily, current income. The Fund seeks to achieve these
      | objectives by investing 65% of its total assets primarily in (1) | securities of companies primarily involved, directly or indirectly, in | the business of mining, processing, fabricating, distributing or | otherwise dealing in gold, silver, platinum or other natural resources
      |   and (2) gold, silver and platinum bullion.
      |
      |        Midas  Special  Equities  Fund,  Inc.'s  investment  objective is
      | capital appreciation. The Fund seeks capital appreciation by investing | aggressively in equity securities, warrants, convertible securities
      |   and debt instruments.
      |
      |        Dollar Reserves,  Inc. seeks to provide its shareholders  maximum
      | current income consistent with preservation of capital and maintenance | of liquidity. The Fund invests exclusively in obligations of the U.S.
      |   Government, its agencies and instrumentalities.
      |
      |        The  following is a summary of  significant  accounting  policies
      | consistently followed by each Fund in the preparation of its financial | statements. With respect to security valuation, investments in
      |   securities   traded  on  a  national   securities   exchange,   unless
      | over-the-counter quotations for such securities are believed to more | closely reflect their fair value, and securities traded on the Nasdaq | National Market System ("NMS") are valued at the last reported sales | price on the day the valuations are made. Such securities that are not | traded on a particular day, securities traded in the over-the-counter | market that are not on NMS, and foreign securities are valued at the | mean between the current bid and asked prices. Securities of foreign | issuers denominated in foreign currencies are translated into U.S.
      | dollars at prevailing exchange rates. Futures and forward contracts | are marked to market daily and the change in market value is recorded | by the Funds as an unrealized gain or loss. When a contract is closed, | a realized gain or loss is recorded by the Funds equal to the | difference between the opening and closing value of the contract. A | Fund could be exposed to risk if the counterparties are unable to meet | the terms of the contracts. Debt obligations with remaining maturities | of 60 days or less are valued at cost adjusted for amortization of | premiums and accretion of discounts. Investment transactions are | accounted for on the trade date. Dividend income and distributions to | shareholders are recorded on the ex-dividend date and interest income
      |   is recorded on the accrual basis.
      |
      |        In preparing  financial  statements in conformity with accounting
      |   principles  generally  accepted  in  the  United  States  of  America,
      | management makes estimates and assumptions that affect the reported | amounts of assets and liabilities at the date of the financial
      | statements, as well as the reported amounts of revenues and expenses | during the reporting period. Actual results could differ from those
      |   estimates.
      |
--------------------------------------------------------------------------------
      |
    2 |        Each Fund intends to comply with the requirements of the Internal
      | Revenue Code applicable to regulated investment companies and to | distribute substantially all taxable income and net capital gains, if | any, after utilization of any capital loss carryforward, to
      |   shareholders   and  therefore  no  Federal  income  tax  provision  is
      |   required.
      |
      |        Distributions  from net  realized  gains,  if any,  are  normally
      | declared and paid annually. Distributions are determined in accordance | with income tax regulations which may differ from accounting | principles generally accepted in the United States of America. These
      |   differences
      |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      |
      |
      |
      | are primarily due to accounting principles generally accepted in the | the United States of America. These differences are primarily due to
      |   differing  treatments  for capital  loss  carryforwards, post-October
      |   capital   losses,   net   operating   losses  and   foreign   currency
      |   transactions.
      |
      |        At December 31, 2001, Midas Fund, Inc. had an unused capital loss
      |   carryforward  of  approximately   $208,111,800  of  which  $2,587,100,
      |   $25,267,300,  $12,176,100,  $88,953,000,  $72,327,900  and  $6,800,400
      |   expires in 2004,  2005,  2006,  2007,2008  and 2009  respectively.  At
      | December 31, 2001, Midas Special Equities Fund, Inc. had an unused | capital loss carryforward of approximately $11,098,100 of which
      |   $937,100 and $10,161,000 expires in 2008 and 2009, respectively.
      |
--------------------------------------------------------------------------------
    3 |
      |        Under  the  investment  management agreement of Midas Fund, Inc.,
      |   Midas Management Corporation  (the "Investment  Manager")  receives  a
      |   management fee, payable monthly, based on the average daily net assets
      |   of the Fund at the annual rate of 1% on the first $200  million,  .95%
      |   from $200  million  to $400  million,  .90% from $400  million to $600
      |   million,  .85%  from  $600  million  to $800  million,  .80% from $800
      |   million to $1 billion and .75% over $1 billion. Under the terms of the
      |   investment  management agreement of Midas Special Equities Fund, Inc.,
      |   the Investment  Manager  receives a management fee,  payable  monthly,
      |   based on the  average  daily net assets of the Fund at the annual rate
      | of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 | million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from | $150 million to $500 million, and 1/2 of 1% over $500 million. Under | the terms of the investment management agreement of Dollar Reserves, | Inc., the Investment Manager receives a management fee, payable
      | monthly, based on the average daily net assets of the Fund, at the | annual rate of .50 of 1% of the first $250 million, .45 of 1% from | $250 million to $500 million, and .40 of 1% over $500 million. For | Dollar Reserves, Inc., the Investment Manager voluntarily waived
      |   $169,854 of its management fee for the year ended December 31, 2001.
      |
      |        Pursuant to the investment  management agreements with each Fund,
      | the Investment Manager has agreed to waive all or part of its fee or | reimburse any Fund monthly if and to the extent the aggregate
      | operating expenses of the Fund exceed the most restrictive limit | imposed by any state in which shares of the Funds are qualified for | sale, although currently the Funds are not subject to any such limits. | Each Fund has adopted a plan of distribution pursuant to Rule 12b-1
      |   under the 1940  Act.  Under  each  Plan,  each  Fund  pays the  Fund's
      |   Distributor,  Investor  Service  Center,  Inc.,  an  affiliate  of the
      | Investment Manager, a fee of .25% (Midas Fund, Inc. and Dollar | Reserves, Inc.) and 1.00% (Midas Special Equities Fund, Inc.) for | distribution and shareholder services. The shareholder service fee is | intended to cover personal services provided to the shareholders of
      | the Funds and the maintenance of shareholder accounts. The | distribution fee is to cover all other activities and expenses | primarily intended to result in the sale of the Funds' share. For | Dollar Reserves, Inc. the Distributor voluntarily waived $82,207 of
      |   its  distribution  fee for the year ended  December 31, 2001.
      |
      |        Certain  officers  and  directors  of the Funds are  officers and
      | directors of the Investment Manager and the Funds' Distributor. The | Funds reimbursed the Investment Manager $133,386 for providing certain | administrative and accounting services at cost during the year ended | December 31, 2001. In addition, Dollar Reserves, Inc. and Midas Fund, | Inc. paid the Distributor $33,915 and $39,889, respectively, for
      |   payments made to certain brokers for transfer agent services.
      |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    4 |
      | At December 31, 2001, aggregate cost and net unrealized appreciation | (depreciation) of securities for federal income tax purposes were as
      |   follows:
      |

                                                                                                         NET UNREALIZED
      |                                      FEDERAL INCOME   GROSS UNREALIZED   GROSS UNREALIZED          APPRECIATION
      |   DECEMBER 31, 2001                        TAX COST       APPRECIATION       DEPRECIATION         (DEPRECIATION)
      |   ----------------------------------------------------------------------------------------------------------------
      |   Midas Fund, Inc.                       $45,866,547      $6,448,881         $11,089,802          $ (4,640,921)
      |   Midas Special Equities Fund, Inc.       21,602,601       5,128,145             175,241             4,952,904

      |
      |
      | Purchases and sales of securities other than short term notes were as follows:

      |
      |   FOR THE YEAR ENDED                                                  PURCHASES               PROCEEDS FROM THE
      |   DECEMBER 31, 2001                                                 OF SECURITIES             SALE OF SECURITIES
      |   ----------------------------------------------------------------------------------------------------------------
      |   Midas Fund, Inc.                                                  $21,917,642                  $27,279,669
      |   Midas Special Equities Fund, Inc.                                  21,287,582                   22,773,103

      |
      |
      |
      | The Funds have a committed bank line of credit at an interest rate | equal to the Federal Reserve Funds Rate plus 1.00 percentage point for | leveraging and/or temporary or emergency purposes. At December 31,
      |   2001,  the  outstanding  balance,  and for the year ended December 31,
      |   2001,  the weighted  average  interest  rate and the weighted  average
      |   amount outstanding were as follows:
      |

      |   AT DECEMBER 31, 2001                         OUTSTANDING            WEIGHTED AVERAGE           WEIGHTED AVERAGE
      |   AND THE YEAR THEN ENDED                          BALANCE               INTEREST RATE         AMOUNT OUTSTANDING
      |   ----------------------------------------------------------------------------------------------------------------
      |   Midas Fund, Inc.                              $2,759,550                     4.46%                  $1,048,804
      |   Midas Special Equities Fund, Inc.              3,724,735                     5.61%                   1,425,286
      |   Dollar Reserves,Inc.                              14,671                     5.34%                      28,525

      |
--------------------------------------------------------------------------------
    5 |
      |        The Funds  participate in repurchase  agreements  with the Funds'
      | custodian. The custodian takes possession of the underlying collateral | securities which are valued daily to ensure that the fair market | value, including accrued interest is at least equal, at all times, to | the repurchase price. In the event of default of the obligation to | repurchase, the Funds have the right to liquidate the collateral and | apply the proceeds in satisfaction of the obligation. Under certain | circumstances, in the event of default or bankruptcy by the other | party to the agreement, realization and/or retention of the collateral
      |   may be subject to legal  proceedings.
      |
      |        The Funds have  entered  into an  arrangement  with the  transfer
      | agent and custodian whereby interest earned on uninvested cash | balances was used to offset a portion of the Funds' expenses. During | the period, the Funds' transfer agent fees and custodian fees were
      |   reduced by $4,156 and $28,601, respectively, under such arrangements.
      |
--------------------------------------------------------------------------------
    6 |
      |        On  November 16, 2001,  Midas Fund, Inc.  acquired all of the net
      | assets of Midas Investors Ltd. ("Investors") pursuant to a plan of | reorganization approved by Investors shareholders on November 8, 2001. | The acquisition was accomplished by a tax-free exchange of 3,676,735 | shares of Midas Fund, Inc. valued at $3,239,203 for all of Investors' | shares outstanding on November 16, 2001. Investors' net assets at that
      |   date,
      |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED
--------------------------------------------------------------------------------
      |
      |   $3,239,203  including  $460,228  of  unrealized   depreciation,   were
      | combined with those of Midas Fund, Inc. The aggregate net assets of | Midas Fund, Inc. and Investors immediately before the acquisition were
      |   $33,601,876 and $3,239,203, respectively.
      |
      |        On November 16, 2001, Midas Special Equities Fund, Inc.  acquired
      | all of the net assets of Midas U.S. and Overseas Fund Ltd. ("USO") | pursuant to a plan of reorganization approved by USO shareholders on
      | November 8, 2001. The acquisition was accomplished by the tax-free | exchange of 193,226 shares of Midas Special Equities Fund, Inc., | valued at $2,712,113, for all USO shares outstanding on November 16, | 2001. USO's net assets at that date, $2,712,113 including $165,319 of | unrealized appreciation, were combined with those of Midas Special | Equities Fund, Inc. The aggregate net assets of Midas Special Equities | Fund, Inc. and USO immediately before the acquisition were $19,525,153
      |   and $2,712,113, respectively.
      |
--------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS - MIDAS FUND, INC.
--------------------------------------------------------------------------------

   YEARS ENDED DECEMBER 31,                                        2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of year                             $.84         $1.36         $1.51          $2.11          $5.15
.....................................................................................................................................
   Income from investment operations:
     Net investment loss                                            (.01)         (.02)         (.01)            --           (.03)
     Net realized and unrealized gain (loss) on investments          .12          (.50)         (.14)          (.60)         (3.01)
.....................................................................................................................................
        Total from investment operations                             .11          (.52)         (.15)          (.60)         (3.04)
.....................................................................................................................................
   Net asset value at end of year                                   $.95          $.84         $1.36          $1.51          $2.11
====================================================================================================================================
   Total Return                                                    13.10%       (38.24)%       (9.93)%       (28.44)%       (59.03)%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted)                     $38,558       $34,820       $71,820        $87,841       $100,793
====================================================================================================================================
   Ratio of total expenses to average net assets (a)(b)             2.83%         3.48%         2.81%          2.33%          1.90%
====================================================================================================================================
   Ratio of net investment loss to average net assets (c)           (.75)%       (2.35)%        (.80)%         (.02)%         (.72)%
====================================================================================================================================
   Portfolio turnover rate                                            61%          109%           74%            27%            50%
====================================================================================================================================

   * Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share
  ** Annualized.
 (a) Ratio prior to reimbursement by the Investment Manager was 2.15% for the year ended December 31, 1997.
 (b) Ratio after transfer agent and custodian credits was 2.81%, 3.40%, 2.73%, 2.30%, and 1.88% for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
 (c) Ratio prior to reimbursement by the Investment Manager was (.97)%, for the year ended December 31, 1997.

--------------------------------------------------------------------------------


.................................................................................

--------------------------------------------------------------------------------
            FINANCIAL HIGHLIGHTS - MIDAS SPECIAL EQUITIES FUND, INC.
--------------------------------------------------------------------------------

   YEARS ENDED DECEMBER 31,                                        2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA*
  Net asset value at beginning of year                            $20.02        $26.56        $20.34         $23.38         $22.96
.....................................................................................................................................
   Income from investment operations:
     Net investment loss                                            (.17)         (.39)         (.27)          (.61)          (.38)
     Net realized and unrealized gain (loss) on investments        (5.40)        (5.27)         6.49           (.65)          1.55
.....................................................................................................................................
        Total from investment operations                           (5.57)        (5.66)         6.22          (1.26)          1.17
.....................................................................................................................................
   Less distributions:
     Distributions to shareholders                                    --          (.88)           --          (1.78)          (.75)
.....................................................................................................................................
     Net increase (decrease) in net asset value                    (5.57)        (6.54)         6.22          (3.04)           .42
.....................................................................................................................................
   Net asset value at end of year                                 $14.45        $20.02        $26.56         $20.34         $23.38
====================================================================================================================================
   Total return                                                    (27.8)%       (22.2)%        30.6%          (5.0)%          5.3%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted)                     $22,695       $29,036       $41,629        $36,807        $44,773
====================================================================================================================================
   Ratio of expenses before interest expense                        3.37%         2.77%         2.71%          2.63%          2.53%
====================================================================================================================================
   Ratio of total expenses to average net assets(a)                 3.81%         3.44%         3.13%          3.42%          2.81%
====================================================================================================================================
   Ratio of net investment loss to average net assets              (1.12)%       (1.77)%       (1.44)%        (2.57)%        (1.48)%
====================================================================================================================================
   Portfolio turnover rate                                           102%          248%          159%            97%           260%
====================================================================================================================================

  * Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
 ** Annualized.
(a) Ratio after transfer agent and custodian fee credits was 3.80%, 3.42%, 3.04%, 3.41% and 2.79% for the years ended December 31, 2001, 2000, 1999,
    1998 and 1997, respectively.

--------------------------------------------------------------------------------
             FINANCIAL HIGHLIGHTS - DOLLAR RESERVES, INC.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         |
                                                      YEAR         YEAR          YEAR        SIX MONTHS  |    YEARS ENDED JUNE 30
                                                     ENDED        ENDED         ENDED         ENDED      |
                                                   12/31/01      12/31/00      12/31/99      12/31/98    |    1998          1997
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA
   Net asset value at beginning of period           $1.000        $1.000        $1.000        $1.000         $1.000         $1.000
.....................................................................................................................................
   Income from investment operations:
     Net investment income                            .031          .056          .043          .022           .048           .047
   Less distributions:
     Distributions to shareholders                   (.031)        (.056)        (.043)        (.022)         (.047)         (.047)
     Tax return of capital to shareholders              --            --            --            --          (.001)            --
.....................................................................................................................................
   Net asset value at end of period                 $1.000        $1.000        $1.000        $1.000         $1.000         $1.000
====================================================================================================================================
   Total return                                       3.11%         5.74%         4.38%         4.46%**        4.88%          4.83%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)     $25,991       $58,502       $64,250       $65,535        $61,602        $62,908
====================================================================================================================================
   Ratio of total expenses to average net
     assets(a)(b)                                     1.11%          .84%          .94%          .93%**         .86%           .71%
====================================================================================================================================
   Ratio of net investment income to average
     net assets(C)                                    3.51%         5.54%         4.30%         4.43%**        4.71%          4.73%
====================================================================================================================================

  ** Annualized.
 (a) Ratio prior to waiver by the Investment Manager and Distributor was 1.64%, 1.09%, 1.34%, 1.30%**, 1.20%, and 1.21%, for the years ended December 31,
     2001, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998 and 1997, respectively.
 (b) Ratio prior to waiver by the Investment Manager and Distributor was 2.92%, 5.29%, 3.90%, 4.06%**, 4.37%, and 4.23% and 4.20%, for the years ended
     December 31, 2001, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998 and 1997, respectively.
 (c) Ratio after transfer agent and custodian fee credits was 1.06% and 0.80% for the years ended December 31, 2001 and 2000, respectively.


--------------------------------------------------------------------------------


.................................................................................

--------------------------------------------------------------------------------
                        PERFORMANCE GRAPHS/TOTAL RETURNS
--------------------------------------------------------------------------------
                    MIDAS FUND O MIDAS SPECIAL EQUITIES FUND

[THE TWO TABLES THAT FOLLOW REPRESENT LINE GRAPHS APPEARING IN THE PRINTED DOCUMENT]

MIDAS FUND, S&P 500 AND PRECIOUS METALS AVERAGE

Midas Fund              Precious Metals     S&P 500
--------------------------------------------------------------------------------
9283                    8362                10762
18452                   15046               11844
15303                   13049               12000
20923                   13775               16504
25634                   15265               20291
10392                   8873                27058
7743                    7926                34790
6698                    8434                42109
4137                    7050                38276
4679                    8359                33730


MIDAS SPECIAL EQUITIES, S&P 500 AND RUSSELL 2000

Special Equities        Russell 2000        S&P 500
--------------------------------------------------------------------------------
12838                   11841               10762
14937                   14080               11844
12467                   13823               12000
17512                   17754               16504
17696                   20690               20291
18622                   25318               27058
17655                   24672               34790
23055                   29918               42109
18172                   29012               38276
13116                   29733               33730

The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GROWTH OF $10,000 INVESTMENT
JANUARY 1, 1992 THROUGH DECEMBER 31, 2001

The performance graphs show returns of an initial investment of $10,000 in MIDAS FUND and MIDAS SPECIAL EQUITIES FUND from 1/1/92 to 12/31/01. MIDAS SPECIAL EQUITIES FUND is compared to the RUSSELL 2000 AND THE S&P 500. MIDAS FUND is compared to the S&P 500 and the MORNINGSTAR SPECIALTY FUND-PRECIOUS METALS AVERAGE ("PMA") of 16 funds. Results in each case reflect reinvestment of dividends and distributions. The RUSSELL 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. MIDAS SPECIAL EQUITIES FUND invests in common stocks and may also leverage and own fixed income securities, options, and futures. MIDAS FUND invests primarily in securities of companies involved in mining, processing or dealing in precious metals other resources, use leverage and futures and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

                              $ FINAL       % TOTAL        % AVG.
FUND NAME                      VALUE         RETURN     ANN. RETURN
.................................................................................

Midas Fund                     $4,679       (53.21)%       (7.31)%
Midas Special Equities Fund   $13,116        31.16%         2.75%
PMA                            $8,359       (16.41)%       (1.78)%
Russell 2000                  $29,733       197.33%        11.51%
S&P 500                       $33,730       237.30%        12.93%

Average annual total return for the periods ended 12/31/01 for Midas Fund and Midas Special Equities Fund, respectively, for one year was 13.10%, and (27.82)%, for the past five years was (28.68)%, and (5.81)%, and for the past ten years was (7.31)%, and 2.75%.

*The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[LOGO]
MIDAS

DISCOVERING OPPORTUNITIES

ACCOUNT
APPLICATION

USE THIS ACCOUNT APPLICATION TO OPEN A REGULAR MIDAS ACCOUNT.
FOR A MIDAS IRA APPLICATION, CALL TOLL-FREE 1-800-400-MIDAS (6432) OR ACCESS OUR WEB SITE AT WWW.MIDASFUNDS.COM. RETURN THIS COMPLETED ACCOUNT APPLICATION IN THE ENCLOSED ENVELOPE OR MAIL TO:
MIDAS FUNDS, BOX 219789, KANSAS CITY, MO 64121-9789.

--------------------------------------------------------------------------------
  REGISTRATION (Please Print) FOR ASSISTANCE WITH THIS APPLICATION, PLEASE CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME.

  1. INDIVIDUAL:

   ---------------------------------------------------------------------------------------------------------------------------------
   First Name                       Middle Initial                   Last Name                               Social Security Number

   JOINT TENANT: NOTE: REGISTRATION WILL BE JOINT TENANTS WITH RIGHT OF SURVIVORSHIP, UNLESS OTHERWISE SPECIFIED.


   ---------------------------------------------------------------------------------------------------------------------------------
   First Name                       Middle Initial                   Last Name                               Social Security Number

   GIFT/TRANSFER TO A MINOR:
                                                                  AS CUSTODIAN FOR
   ---------------------------------------------------------------------------------------------------------------------------------
   Name of Custodian (only one)                                                      Name of Minor (only one)

   UNDER THE                        UNIFORM GIFTS/TRANSFERS TO MINORS ACT.
   ---------------------------------------------------------------------------------------------------------------------------------
         Custodian's State of Residence                             Minor's Social Security Number        Minor's Date of Birth

   CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

   ---------------------------------------------------------------------------------------------------------------------------------
   Name of Corporation, Partnership, or other Organization           Name of Individual(s) Authorized to Act for the Corporation,
                                                                     Partnership, or other Organization

   ---------------------------------------------------------------------------------------------------------------------------------
   Tax I.D. Number                  Name of Trustee(s)               Date of Trust Instrument

--------------------------------------------------------------------------------
2. MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

   ------------------------------------------------------------------------------------------------------------------------------
   Street                           City                             State / Zip         Daytime Telephone   E-mail address

   CITIZEN OF:   (   )U.S.   (   )OTHER:                             CITIZEN OF:   (   )U.S.   (   )OTHER:
   ------------------------------------------------------------------------------------------------------------------------------
   Owner                                                             Joint Owner

--------------------------------------------------------------------------------
3. FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 MINIMUM PER FUND) NOTE: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

   DOLLAR RESERVES               $              MIDAS FUND     $
                                  ----------                    ----------

   MIDAS SPECIAL EQUITIES FUND   $                   TOTAL     $
                                  ----------                    ----------

      By Check: PLEASE DRAW YOUR CHECK TO THE ORDER OF Midas Funds AND ENCLOSE WITH THIS APPLICATION. Third party checks will not be accepted.

      By Wire: PLEASE CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME TO BE ASSIGNED AN ACCOUNT NUMBER BEFORE MAKING AN INITIAL INVESTMENT BY WIRE.

   PLEASE INDICATE THE ASSIGNED ACCOUNT NUMBER
                                              --------------------

   AND THE DATE THE WIRE WAS SENT
                                 ---------------------------

--------------------------------------------------------------------------------
4. DISTRIBUTIONS IF NO CIRCLE IS CHECKED, THE AUTOMATIC COMPOUNDING OPTION WILL BE ASSIGNED TO INCREASE THE SHARES YOU OWN.

   () AUTOMATIC COMPOUNDING OPTION - DIVIDENDS AND DISTRIBUTIONS REINVESTED IN
      ADDITIONAL SHARES.
   () PAYMENT OPTION
   () DIVIDENDS IN CASH, DISTRIBUTIONS REINVESTED.
   () DIVIDENDS AND DISTRIBUTIONS IN CASH.

--------------------------------------------------------------------------------
5. CHECK WRITING PRIVILEGE FOR DOLLAR RESERVES - SIGNATURE CARD I am investing in Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

   Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is CHECKED ().

   -------------------------------------------------------------------------------------------------------------------------------
   Signature                                                          Signature of Joint Owner (if any)



   -------------------------------------------------------------------------------------------------------------------------------
   Print Name                                                         Print Name of Joint Owner (if any)


                                                       (PLEASE CONTINUE ON BACK)

--------------------------------------------------------------------------------
6. MIDAS FUNDS AUTOMATIC INVESTMENT PROGRAM
   () BANK TRANSFER PLAN AUTOMATICALLY PURCHASE SHARES EACH MONTH BY
      TRANSFERRING THE DOLLAR AMOUNT YOU SPECIFY FROM YOUR REGULAR CHECKING ACCOUNT, NOW ACCOUNT OR BANK MONEY MARKET ACCOUNT. PLEASE ATTACH A
      VOIDED BANK ACCOUNT CHECK.

   FUND NAME:
             -------------------------------------

   AMOUNT ($100 MINIMUM): $
                           -----------------------

   DAY OF MONTH:   ()10TH        ()15TH        ()20TH

   () SALARY INVESTING PLAN THE ENROLLMENT FORM WILL BE SENT TO THE ADDRESS
      IN SECTION 2 OR CALL TOLL-FREE 1-800-400-MIDAS (6432) TO HAVE THE FORM SENT TO YOUR PLACE OF EMPLOYMENT.

   () GOVERNMENT DIRECT DEPOSIT PLAN YOUR REQUEST WILL BE PROCESSED AND YOU
      WILL RECEIVE THE ENROLLMENT FORM.

--------------------------------------------------------------------------------

7. INVESTMENTS AND REDEMPTIONS BY TELEPHONE SHAREHOLDERS AUTOMATICALLY ENJOY THE PRIVILEGE OF CALLING TOLL-FREE OR ACCESSING THEIR MIDAS FUNDS ACCOUNT ON THE WEB AT WWW.MIDASFUNDS.COM TO PURCHASE ADDITIONAL SHARES OF A FUND OR TO EXPEDITE A REDEMPTION AND HAVE THE PROCEEDS SENT DIRECTLY TO THEIR ADDRESS OR TO THEIR BANK ACCOUNT, UNLESS DECLINED BY CHECKING THE FOLLOWING CIRCLE ( ). THE LINK WITH YOUR BANK OFFERS FLEXIBLE ACCESS TO YOUR MONEY. TRANSFERS OCCUR ONLY WHEN YOU INITIATE THEM AND MAY BE MADE BY EITHER BANK WIRE OR BANK CLEARINGHOUSE TRANSFER WITH THE MIDAS ELECTRONIC FUNDS TRANSFER SERVICE.

     TO ESTABLISH THE LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. ONE COMMON NAME MUST APPEAR ON YOUR MIDAS FUNDS ACCOUNT AND BANK ACCOUNT.

--------------------------------------------------------------------------------

8. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING "I CERTIFY THAT I HAVE RECEIVED AND READ THE PROSPECTUS FOR THE MIDAS FUNDS, AGREE TO ITS TERMS, AND HAVE THE LEGAL CAPACITY TO PURCHASE THEIR SHARES. I ACKNOWLEDGE RECEIPT OF THE FUND'S PRIVACY POLICY NOTICE. I UNDERSTAND TELEPHONE CONVERSATIONS WITH INVESTOR SERVICE CENTER, INC. ("ISC") REPRESENTATIVES ARE RECORDED AND HEREBY CONSENT TO SUCH RECORDING. I AGREE THAT NEITHER THE FUNDS NOR ISC WILL BE LIABLE FOR ACTING ON INSTRUCTIONS BELIEVED GENUINE AND UNDER REASONABLE PROCEDURES DESIGNED TO PREVENT UNAUTHORIZED TRANSACTIONS. I CERTIFY (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR (C) I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN)." (PLEASE CROSS OUT ITEM 2 IF IT DOES NOT APPLY TO YOU.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

------------------------------------------------------------------------------------------------------------------------------------

Signature of   ( ) Owner    ( ) Trustee    ( ) Custodian   Date             Signature of Joint Owner (if any)              Date

                                                                  MF-ARAPP-12/01



--------------------------------------------------------------------------------
CHECK WRITING ACCOUNT AGREEMENT

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

UMB Bank Warsaw and its successor (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

SHAREHOLDER SERVICES
o Electronic Funds Transfers
o Automatic Investment Program
o Retirement Plans:
Traditional Deductible IRA
Roth IRA
SEP-IRA
Simple IRA
403(b)
Education IRA

MINIMUM INVESTMENTS
o Regular Accounts: $1,000
o Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, Simple IRA, and 403(b): $1,000
o Education IRA: $500
o Automatic Investment Program: $100
o Subsequent Investments: $100

MIDAS FUNDS
P.O. Box 219789
Kansas City, MO 64121

1-800-400-MIDAS (6432) for Investment Information

Call  toll-free  for  Fund  performance,   telephone  purchases  and  to  obtain
information concerning your account. Or access Midas Funds on the Worldwide Web at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Midas Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

              [LOGO]

              MIDAS FUNDS
              P.O. BOX 219789
              KANSAS CITY, MO 64121

              CHANGE SERVICE REQUESTED



              |------------------------------------------------|
              |                                                |
              |                                                |
              |                                                |
              |                                                |
              |                                                |
              |                                                |
              |------------------------------------------------|



                                                                     MF-AR-12/01